Exhibit 32

CERTIFICATION OF CHIEF EXECUTIVE OFFICER AND CHIEF FINANCIAL OFFICER
PURSUANT TO
18 U.S.C. SECTION 1350,
AS ADOPTED PURSUANT TO
SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

I, Anthony D. Thomopoulos, certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that the Quarterly Report of Media Arts Group, Inc. on Form 10-Q for the fiscal quarter ended September 30, 2003 fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934 and that information contained in such Quarterly Report on Form 10-Q fairly presents in all material respects the financial condition and results of operations of Media Arts Group, Inc.

	By:	/s/ Anthony D. Thomopoulos
	Name:	Anthony D. Thomopoulos
November 6, 2003	Title:	Chief Executive Officer

I, Herbert D. Montgomery, certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that the Quarterly Report of Media Arts Group, Inc. on Form 10-Q for the fiscal quarter ended September 30, 2003 fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934 and that information contained in such Quarterly Report on Form 10-Q fairly presents in all material respects the financial condition and results of operations of Media Arts Group, Inc.

	By:	/s/ Herbert D. Montgomery
	Name:	Herbert D. Montgomery
November 6, 2003	Title:	Chief Financial Officer